UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 21, 2008
COMPASS DIVERSIFIED HOLDINGS
(Exact name of registrant as specified in its charter)

Delaware	0-51937	57-6218917
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation)
COMPASS GROUP DIVERSIFIED HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Delaware	0-51938	20-3812051
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation)
Sixty One Wilton Road
Second Floor
Westport, CT 06880
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (203) 221-1703
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8	Other Events
Item 8.01	Other Events
     Compass Group Diversified Holdings LLC (the “Company”) and Compass Group Diversified Holdings (the “Trust” and, together with the Company, collectively “CODI,” “us” or “we”) acquires and manages small to middle market businesses in the ordinary course of its business. The following description relates to the recent acquisition of a business by CBS Personnel Holdings, Inc. (“CBS Personnel”), one of CODI’s subsidiary businesses.
Staffmark Investment LLC.
     Effective January 21, 2008, CBS Personnel closed its previously-announced acquisition (the “Acquisition”) of Staffmark Investment LLC (“Staffmark”), pursuant to the Purchase Agreement (the “Purchase Agreement”) among Staffing Holding LLC, Staffmark Merger LLC, Staffmark, SF Holding Corp. and Stephens-SM LLC, dated as of December 19, 2007. Under the terms of the Purchase Agreement, CBS Personnel purchased all of the outstanding equity interests of Staffmark, and Staffmark has become a wholly-owned subsidiary of CBS Personnel. The terms of the Purchase Agreement are more thoroughly described in the Current Report on Form 8-K filed with the Securities and Exchange Commission on December 20, 2007.
     Staffmark is a leading provider of commercial staffing services in the United States. Staffmark provides staffing services in 29 states through 214 branches and on-site locations. The majority of Staffmark’s revenues are derived from light industrial staffing, with the balance of revenues derived from administrative and transportation staffing, permanent placement services and managed solutions. Similar to CBS Personnel, Staffmark is one of the largest privately held staffing companies in the United States.
     At the closing, CBS Personnel repaid approximately $80 million of Staffmark debt and issued approximately $47.9 million of CBS personnel common stock. As a result of the Acquisition, Staffmark’s existing equity holders retained approximately 29% of the equity, on a fully diluted basis, in CBS Personnel.
     Compass Group Management LLC, our manager, acted as an advisor to CBS Personnel in the transaction, and received fees and expense payments totaling approximately $1.23 million.

Section 9	Financial Statements and Exhibits
Item 9.01	Financial Statements and Exhibits
(d) Exhibits.

99.1	Press Release of the Company dated January 23, 2008 announcing the closing of the Staffmark transaction.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 23, 2008	COMPASS DIVERSIFIED TRUST

	By:	/s/ James J. Bottiglieri

James J. Bottiglieri
Regular Trustee
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 23, 2008	COMPASS GROUP DIVERSIFIED HOLDINGS LLC

	By:	/s/ James J. Bottiglieri

James J. Bottiglieri
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.
99.1	Press Release of the Company dated January 23, 2008 announcing the closing of the Staffmark transaction.

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